UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Dryden High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 –	Reports to Stockholders – [ INSERT REPORT ]

Dryden High Yield Fund, Inc.

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Junk bond

OBJECTIVES

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden High Yield Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden High Yield Fund, Inc.

Dryden High Yield Fund, Inc.	1

Your Fund’s Performance

Fund objectives

The primary investment objective of the Dryden High Yield Fund, Inc. (the Fund) is to maximize current income. As a secondary objective, the Fund seeks capital appreciation, but only when consistent with the Fund’s primary investment objective of current income. There can be no assurance that the Fund will achieve its investment objectives.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	3.07%	39.81%	70.75%	227.01%
Class B	2.54	36.32	61.99	722.79
Class C	2.54	36.32	61.99	88.82
Class R	N/A	N/A	N/A	2.98
Class Z	3.32	41.81	N/A	68.69
Lehman Brothers U.S. Corporate High Yield Index[3]	2.74	52.84	88.44	***
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[4]	2.76	54.73	91.25	****
Lipper High Current Yield Funds Avg.[5]	2.44	42.40	71.70	*****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.57%	5.95%	5.01%	7.40%
Class B	–2.24	6.25	4.94	8.19
Class C	1.58	6.39	4.94	5.72
Class R	N/A	N/A	N/A	N/A
Class Z	3.32	7.24	N/A	5.46
Lehman Brothers U.S. Corporate High Yield Index[3]	2.74	8.85	6.54	***
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[4]	2.76	9.12	6.70	****
Lipper High Current Yield Funds Avg.[5]	2.44	7.23	5.41	*****

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Distributions and Yields[1] as of 12/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.43	6.12%
Class B	$0.40	5.92
Class C	$0.40	5.93
Class R	$0.25	5.93
Class Z	$0.45	6.65

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.75%, 1.00% and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class C, 8/1/94; Class R, 6/6/05; and Class Z, 3/1/96.

3The Lehman Brothers U.S. Corporate High Yield Index (the Prior Index) is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed. Beginning in September 2005, the Fund no longer utilizes this index.

4Effective September 2005, the Fund utilizes the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (Lehman High Yield 2% Issuer Capped Index). The Lehman High Yield 2% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

5The Lipper High Current Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Current Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The returns for the Prior Index, the Lehman High Yield 2% Issuer Capped Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***The Prior Index Closest Month-End to Inception cumulative total returns are 306.96% for Class A, 690.35% for Class B, 125.50% for Class C, 3.60% for Class R, and 85.03% for Class Z. The Prior Index Closest Month-End to Inception average annual total returns are 9.22% for Class A, 9.62% for Class B, 7.38% for Class C, N/A

Dryden High Yield Fund, Inc.	3

Your Fund’s Performance (continued)

for Class R, and 6.46% for Class Z. The Prior Index began on 6/30/83, therefore the return for Class B shares represents an inception return from that time until the present (12/31/05).

****Lehman High Yield 2% Issuer Capped Index returns do not include the effect of any sales charges, mutual fund operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, and taxes. Lehman High Yield 2% Issuer Capped Index Closest Month-End to Inception cumulative total returns are 164.02% for Class A and Class B, 128.68% for Class C, 3.62% for Class R, and 87.67% for Class Z. Lehman High Yield 2% Issuer Capped Index Closest Month-End to Inception average annual total returns are 7.75% for Class A and Class B, 7.51% for Class C, N/A for Class R, and 6.61% for Class Z. The Lehman High Yield 2% Issuer Capped Index began on January 1, 1993, therefore the returns for Class A and Class B shares represent an inception return from that time until the present (12/31/05).

*****Lipper Average Closest Month-End to Inception cumulative total returns are 245.07% for Class A, 877.67% for Class B, 93.48% for Class C, 3.78% for Class R, and 66.87% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 7.97% for Class A, 8.78% for Class B, 5.84% for Class C, N/A for Class R, and 5.20% for Class Z.

Five Largest Long-Term Issues expressed as a percentage of net assets as of 12/31/05
General Motors Acceptance Corp., 6.75%, 01/15/06	1.17%
Ford Motor Credit Co., Notes, 7.875%, 06/15/10	1.07
Sungard Data Systems, Inc., Notes, 144A, 10.25%, 08/15/15	1.03
Quebecor Media, Inc., (Canada), Sr. Disc. Notes, 13.75%, Zero Coupon (until 07/15/06)	0.91
Dex Media West LLC, Sr. Sub. Notes, 9.00%, 11/15/12	0.77

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/05
High Grade	4.4%
Ba	33.1
B	42.9
Caa or Lower	13.7
Not Rated	25.4
Total Investments	119.5
Liabilities in excess of other assets	–19.5
Net Assets	100.0

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Investment Subadvisor’s Report

Prudential Investment Management, Inc.

U.S. high yield market ends challenging year in positive territory

It was another memorable year for the U.S. high yield corporate bond market. In 2005, the market faced a shakeup in the U.S. automotive industry, the bankruptcy of certain high-profile firms, and repeated increases in short-term interest rates by the Federal Reserve (the Fed) determined to prevent the U.S. economy from overheating. Despite these challenges, the speculative-grade bond market managed to return 2.76% in 2005 as measured by the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (the benchmark Index). It returned 2.74% as measured by the Lehman Brothers U.S. Corporate High Yield Index (the former benchmark Index.) For the year, the cumulative total returns of the Fund’s Class A and Z shares exceeded the benchmark Index, but Class B and C shares lagged the benchmark Index.

Several factors continued to support high yield bonds. Their yields remained attractive compared to those of most other debt securities, and a buoyant U.S. economy helped many companies that issue high yield bonds generate solid earnings growth. Furthermore, the high yield bond default rate remained well below its historical average in 2005.

Limited auto sector exposure aided Fund’s relative performance

The Fund’s highly diversified portfolio was spread across many sectors of the market such as healthcare, gaming, energy, lodging, and the automotive sector. The situation in the U.S. auto industry deteriorated in mid-March 2005 when General Motors Corporation (GM) slashed its earnings forecast reflecting its declining share of the U.S. auto market. Both GM and Ford Motor Company (Ford) reported losses for the year. Stiff competition from foreign auto manufacturers and high labor costs hurt GM and Ford to the extent that their bonds were lowered from investment to speculative grade by major rating agencies. Although the Fund held auto bonds that declined in value, its underweight exposure to the auto sector compared with the benchmark Index benefited its relative performance. Among its holdings were short- and intermediate-term bonds of GM and Ford financial subsidiaries General Motors Acceptance Corporation and Ford Motor Credit Company that performed better than bonds of their parent companies.

Production cutbacks at GM and Ford and rising prices of industrial metals made for a tough operating environment for auto parts suppliers. We sold bonds of Collins & Aikman Company in early 2005 at a slight loss before it filed for bankruptcy. We purchased a small position in bonds of Delphi Corporation after they declined in value and sold them at a loss after the company filed for bankruptcy.

Dryden High Yield Fund, Inc.	5

Investment Subadvisor’s Report (continued)

Favorable security selection in the media sector

The Fund also had an underweight exposure to the media sector compared to the benchmark Index. In this case, however, favorable security selection in the sector rather than sector weighing was the crucial factor that benefited the Fund’s performance. The Fund held preferred stock of Paxson Communications Corporation that gained solidly on news that the television broadcast group’s owner was stepping down, potentially paving the way for a sale of the company or a strategic alliance with another firm.

Fund held too few telecommunications bonds

Telecom was among the best performing sectors of the high yield market in 2005, particularly wireless telecom firms. These companies have attracted large amounts of new subscribers. In addition, the telecom sector as a whole benefited from positive merger-and-acquisition activity in 2005. For example, SBC Communications acquired AT&T Corporation in a deal valued at roughly $14 billion, leading to an upgrade of AT&T’s credit rating. The Fund held bonds of AT&T, Telus Corporation, Dobson Communications Corporation, and other telecom firms that gained in value, but its underweight exposure to the sector versus the benchmark Index detracted from its relative performance.

Emphasis on shorter-term bonds a prudent strategy

Fed policymakers were concerned that the U.S. economy might grow too quickly and boost inflationary pressures. Therefore they gradually raised short-term interest rates to slow the economic expansion. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Because short-term rates rose sharply while longer-term rates fluctuated in a range, the yield curve flattened to where yields on speculative-grade bonds with shorter maturity dates were nearly as high as yields on longer-term speculative-grade bonds. We generally favored shorter-term bonds in the belief that the additional yield provided by some longer-term bonds was not worth the increased risk. Similarly, we selectively increased the Fund’s holdings of higher-quality speculative grade bonds, which were yielding nearly as much as medium-quality high yield bonds.

One bond that helped the Fund and a preferred stock that hurt

The sharp rise in commodity prices spelled trouble for two companies whose securities are held by the Fund. Calpine Corporation, which had to deal with the rising cost of natural gas, a heavy debt burden, ongoing legal challenges, and overcapacity in its market, filed for bankruptcy in December 2005. The Fund held the more senior Calpine bonds that actually rose in value while the Fund’s underweight

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exposure to Calpine’s subordinated debt benefited its relative performance. However, the Fund’s preferred stock holdings of EaglePicher Holdings Inc. detracted from its returns. The diversified manufacturer’s struggles with the high costs of metals and energy as well as deteriorating business conditions at its automotive subsidiary, led it to file for bankruptcy in 2005.

Emerging-market bonds another positive for the Fund

Emerging-market bonds turned in an impressive performance in 2005. A strong global economy boosted investor confidence in the bonds of developing nations. Balance-of-payment positions remained strong in many emerging-market countries, helped by rising commodity and oil prices. In addition, a search for attractive yields in the global low-interest-rate environment encouraged investment in emerging-market debt securities.

Since the market for bonds of developing nations can be very volatile, we limited the Fund’s exposure to a few debt securities such as the restructured sovereign bonds of the Republic of Argentina. They gained in value after the Argentine government successfully completed the process in which investors exchanged defaulted bonds for the new restructured bonds. The Fund also held government bonds of the Republic of the Philippines that gained in value as the government broadened its value-added tax to apply to sales of oil and certain other products and services. We believe additional tax revenues could help narrow the nation’s budget gap and may benefit its credit rating down the road.

Dryden High Yield Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden High Yield Fund, Inc.		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,028.10	0.92%	$4.70
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Class B	Actual	$1,000.00	$1,023.50	1.42%	$7.24
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22

Class C	Actual	$1,000.00	$1,023.50	1.42%	$7.24
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22

Class R	Actual	$1,000.00	$1,025.50	1.17%	$5.97
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Class Z	Actual	$1,000.00	$1,027.60	0.67%	$3.42
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2005 (to reflect the six-month period).

Dryden High Yield Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2005

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.2%

ASSET BACKED SECURITIES 1.1%
Centurion CDO Vll Ltd., Ser. 2004 -7A, Cl. D1 144A (cost $5,000,000; purchased 4/14/04)	Ba2	12.09%	1/30/16	$5,000	(k)(l)	$5,165,000
CSAM Funding Corp. l, Sub. Notes, Cl. D-2 144A (cost $7,000,000; purchased 3/15/01)	Ba2	10.59(k)	3/29/16	7,000	(l)	6,965,000
Landmark lV CDO Ltd., 144A (cost $3,500,000; purchased 9/23/04)	Ba2	10.64(k)	12/15/16	3,500	(l)	3,640,000
Liberty Square Ltd., Ser. 2001-2A, Cl. D 144A (cost $3,408,779; purchased 5/23/01)	Ba3	11.17(k)	6/15/13	3,462	(l)	1,557,784

Total asset backed securities						17,327,784

CORPORATE BONDS 91.3%

Aerospace/Defense 2.1%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50	5/15/11	2,955		3,102,750
Argo-Tech Corp., Sr. Notes	B3	9.25	6/1/11	1,230		1,260,750
BE Aerospace, Inc.,
Sr. Sub. Notes, Ser. B	Caa2	8.00	3/1/08	1,550		1,550,000
Sr. Sub. Notes, Ser. B	Caa2	8.875	5/1/11	4,780		5,019,000
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75	6/15/13	2,000		2,090,000
K&F Acquisition, Inc., Sr. Sub. Notes, 144A	Caa1	7.75	11/15/14	3,325		3,358,250
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625	6/15/12	7,825		8,235,812
Moog, Inc.	Ba3	6.25	1/15/15	2,000		1,970,000
Sequa Corp.	B1	9.00	8/1/09	375		398,438
Sequa Corp., Sr. Notes, Ser. B	B1	8.875	4/1/08	3,775		3,935,438
Standard Aero Holdings, Inc., 144A	Caa1	8.25	9/1/14	2,740		2,246,800

						33,167,238

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	11

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Airlines 0.9%
American Airlines, Inc., Certs., Ser. 91-A2	B3	10.18	1/2/13	$2,000		$1,617,660
AMR Corp.,
Deb.	Caa2	10.00	4/15/21	3,783		2,827,793
Notes	Caa2	10.40	3/10/11	4,450		3,682,374
Calair Capital LLC, Gtd. Sr. Notes	Caa2	8.125	4/1/08	2,980		2,588,875
Continental Airlines, Inc., Certs., Ser. 981B	Ba2	6.748	3/15/17	3,804	(g)	3,333,271

						14,049,973

Automotive 6.3%
ArvinMeritor, Inc., Notes	Ba2	8.75	3/1/12	9,610	(g)	9,201,575
Dana Corp.	B1	6.50	3/1/09	1,300	(g)	1,040,000
Ford Motor Credit Co., Notes	Baa3	7.875	6/15/10	19,235	(g)	17,309,422
General Motors Acceptance Corp.,
Notes	Ba1	6.75	1/15/06	18,900	(g)	18,877,500
Notes	Ba1	6.875	9/15/11	10,800	(g)	9,849,006
Notes	Ba1	6.875	8/28/12	11,450		10,320,274
Notes	Ba1	6.75	12/1/14	7,070	(g)	6,360,320
Goodyear Tire & Rubber Co. (The), Sr. Notes, 144A	B3	9.00	7/1/15	3,300		3,250,500
Lear Corp., Gtd. Notes, Ser. B	Ba2	8.11	5/15/09	3,125	(g)	2,908,456
Navistar International Corp., Sr. Notes, Ser. B	Ba3	9.375	6/1/06	2,875		2,918,125
Tenneco Automotive, Inc., Gtd. Notes, 144A	B3	8.625	11/15/14	3,850	(g)	3,638,250
TRW Automotive,
Sr. Notes	Ba3	9.375	2/15/13	5,737	(g)	6,210,303
Sr. Sub. Notes	B1	11.00	2/15/13	425	(g)	477,063
Visteon Corp.,
Notes	B3	7.00	3/10/14	6,405	(g)	4,947,863
Sr. Notes	B3	8.25	8/1/10	5,220	(g)	4,437,000

						101,745,657

Banking 0.5%
Halyk Savings Bank of Kazakhstan, Notes, 144A (Kazakhstan)	Baa2	8.125	10/7/09	1,620	(j)	1,733,400

See Notes to Financial Statements.

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Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Kazkommerts Int’l. BV, (Netherlands)
Gtd. Notes, 144A	Baa2	7.00	11/3/09	$2,210	(j)	$2,267,460
Gtd. Notes, 144A	Baa2	8.50	4/16/13	4,435	(j)	4,831,489

						8,832,349

Building Materials & Construction 1.7%
D.R. Horton, Inc.,
Sr. Gtd. Notes	Baa3	8.00	2/1/09	4,565		4,865,121
Sr. Notes	Baa3	7.50	12/1/07	2,000	(g)	2,076,410
Sr. Notes	Baa3	8.50	4/15/12	1,375		1,469,061
Sr. Sub. Notes	Ba1	9.38	3/15/11	1,360		1,430,936
Goodman Global Holdings, Inc., Sr. Notes, 144A	B3	7.67(k)	6/15/12	4,130	(g)	4,088,700
K Hovnanian Enterprises, Inc., Gtd. Sr. Notes, 144A	Ba1	6.25	1/15/15	3,000		2,823,321
KB Home, Sr. Sub. Notes	Ba2	8.625	12/15/08	6,325		6,718,245
New Millenium Homes LLC, (cost $1,953,409; purchased 5/27/98)	NR	Zero	12/31/07	1,854	(b)(d)(f)(l)	1,483,200
Nortek, Inc., Sr. Sub. Notes 144A	Caa1	8.50	9/1/14	3,490		3,367,850

						28,322,844

Cable 3.1%
Cablevision Systems Corp., Sr. Notes, Ser. B	B3	8.00	4/15/12	850	(g)	794,750
Callahan Nordrhein Westfalen (Germany),
Sr. Disc. Notes, Zero Coupon (until 7/15/05) (cost $9,882,293; purchased 6/29/00)	NR	16.00(m)	7/15/10	15,000	(e)(j)(l)	1,500
Sr. Notes (cost $5,429,117; purchased 6/29/00)	NR	14.00	7/15/10	6,900	(e)(j)(l)	690
Charter Communications Bank Loan A	B2	7.25	4/27/10	6,991		6,982,024
Charter Communications Holdings II, Sr. Notes	Caa1	10.25	9/15/10	3,000		2,985,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	13

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Charter Communications Holdings LLC,
Sr. Notes	Ca	10.75	10/1/09	$2,700	(g)	$2,011,500
Sr. Notes, 144A	Ca	11.125	1/15/14	4,434	(g)	2,582,805
Sr. Notes, 144A	Ca	10.00	5/15/14	983	(g)	557,853
Sr. Notes 144A	Caa3	11.00	10/1/15	11,692	(g)	9,821,279
Sr. Notes, Zero Coupon (until 1/15/06) 144A	Ca	13.50(m)	1/15/14	2,000	(g)	1,345,000
Sr. Notes, Zero Coupon (until 5/1/06) 144A	Ca	11.75(m)	5/15/14	3,000	(g)	1,665,000
Charter Communications Operating LLC., Sr. Notes, 144A (cost $3,379,892; purchased 4/22/04)	B2	8.375	4/30/14	3,250	(g)(l)	3,233,750
CSC Holdings Inc.,
Deb.	B2	7.625	7/15/18	3,360		3,192,000
Sr. Notes	B2	7.875	12/15/07	4,500		4,578,750
Sr. Notes, Ser. B	B2	8.125	7/15/09	5,100		5,151,000
Rogers Cable, Inc., Sr. Sec’d. Notes, 144A	Ba3	6.75	3/15/15	2,525	(g)	2,562,875
Videotron Ltee, Gtd., Sr. Notes, 144A	Ba3	6.38	12/15/15	3,525		3,502,969

						50,968,745

Capital Goods 5.2%
Allied Waste North America, Inc.,
Gtd. Notes, Ser B.	B2	8.50	12/1/08	4,785	(g)	5,024,250
Sr. Notes, Ser. B	B2	5.75	2/15/11	4,320	(g)	4,093,200
Sr. Notes, Ser. B	B2	9.25	9/1/12	5,127		5,549,978
Sr. Notes, 144A	B2	7.25	3/15/15	1,395		1,408,950
Blount, Inc., Sr. Sub. Notes	B3	8.875	8/1/12	6,200		6,541,000
Case New Holland, Inc., Sr Notes, 144A	Ba3	9.25	8/1/11	3,995		4,274,650
Hertz Corp.,
Sr. Notes 144A	B1	8.875	1/1/14	9,225		9,397,969
Sr. Sub. 144A	B3	10.50	1/1/16	5,825	(g)	5,999,750
Holt Group, Inc., Sr. Notes (cost $8,158,700; purchased 1/15/98)	NR	9.75(m)	1/15/06	8,120	(e)(l)	20,300
Invensys PLC (United Kingdom), Sr. Notes, 144A	B3	9.875	3/15/11	2,620	(j)	2,593,800

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Johnsondiversey Holding, Inc.,
Sr. Disc. Notes (cost $3,617,826; purchased 9/8/03)	Caa1	Zero	5/15/13	$4,110	(l)	$3,267,450
Sr. Sub. Notes, Ser. B	Caa1	9.625	5/15/12	900	(g)	904,500
Manitowoc Co., Inc., Gtd. Notes	B2	10.50	8/1/12	6,216		6,899,759
Mueller Group, Inc., Sr. Sub. Notes	Caa1	10.00	5/1/12	1,830		1,944,375
Stena AB, (Sweden),
Sr. Notes	Ba3	9.625	12/1/12	2,800	(j)	3,041,500
Sr. Notes	Ba3	7.50	11/1/13	4,900	(g)(j)	4,704,000
Terex Corp.,
Sr. Sub. Notes	Caa1	10.375	4/1/11	8,565		9,078,899
Sr. Sub. Notes	Caa1	9.25	7/15/11	1,845		1,969,538
TRISM, Inc., Sr. Sub. Notes (cost $493,912; purchased 3/7/00)	NR	12.00	2/15/05	435	(b)(d)(e)(l)	1,087
Tyco Int’l. Group SA (Luxembourg), Sr. Notes	Baa3	6.375	2/15/06	1,200		1,201,992
United Rentals North America, Inc., Sr. Notes	B3	6.50	2/15/12	6,750	(g)	6,572,813

						84,489,760

Chemicals 6.6%
BCI US Finance Corp., Sec’d. Notes, 144A	B3	9.65(k)	7/15/10	4,670		4,728,375
Equistar Chemicals LP,
Gtd. Notes	B2	10.125	9/1/08	3,565		3,868,025
Notes (cost $1,389,798; purchased 5/5/03)	B2	6.50	2/15/06	1,400	(l)	1,400,000
Sr. Notes	B2	10.625	5/1/11	3,030		3,333,000
Huntsman Co. LLC, Gtd. Notes	Ba3	11.625	10/15/10	3,000		3,416,250
Huntsman International LLC,
Gtd. Notes	B2	9.875	3/1/09	6,700		7,068,500
Sr. Sub. Notes	B3	10.125	7/1/09	1,238		1,278,235
Huntsman LLC, Gtd. Notes, 144A	B2	11.50	7/15/12	660	(g)	747,450

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	15

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

IMC Global, Inc.,
Gtd. Notes	Ba3	11.25	6/1/11	$1,600		$1,720,000
Gtd. Notes, Ser. B	Ba3	11.25	6/1/11	6,300		6,772,500
Sr. Notes	Ba3	10.875	8/1/13	2,700		3,101,625
Sr. Notes, Ser. B	Ba3	10.875	6/1/08	3,618		4,006,935
ISP Chemco, Inc., Sr. Sub Notes, Ser. B	B1	10.25	7/1/11	6,370		6,784,050
Koppers, Inc., Gtd. Notes	B2	9.875	10/15/13	8,710		9,450,349
Lyondell Chemical Co.,
Gtd. Notes	B1	10.50	6/1/13	5,360	(g)	6,090,300
Sec’d. Notes, Ser. A	B1	9.625	5/1/07	8,000		8,350,000
Sr. Sec’d Notes	B1	9.50	12/15/08	1,607		1,683,333
Sr. Sec’d. Notes	B1	9.50	12/15/08	1,752		1,837,410
Nalco Co.,
Sr. Notes	B2	7.75	11/15/11	4,695		4,824,113
Sr. Sub. Notes	Caa1	8.875	11/15/13	4,560	(g)	4,776,600
Nell AF SARL (Luxembourg), Sr. Notes, 144A	B2	8.375	8/15/15	3,335	(g)(j)	3,301,650
OM Group, Inc., Sr. Sub. Notes	Caa1	9.25	12/15/11	2,320		2,267,800
PQ Corp., Gtd. Notes, 144A	B3	7.50	2/15/13	1,390	(g)	1,292,700
Rhodia SA (France),
Sr. Notes	B3	10.25	6/1/10	2,925	(g)(j)	3,202,875
Sr. Sub. Notes	Caa1	8.875	6/1/11	3,740	(g)(j)	3,833,500
Rockwood Specialties, Inc., Sr. Sub. Notes (cost $5,090,469; purchased 7/9/03-6/10/05)	B3	10.625	5/15/11	3,254	(l)	3,567,198
Westlake Chemical Corp., Sr. Notes	Ba2	8.75	7/15/11	3,701		3,960,070

						106,662,843

Consumer 1.2%
Coinmach Corp., Sr. Notes	B3	9.00	2/1/10	2,055		2,152,613
Levi Strauss & Co., Sr. Notes	Caa2	12.25	12/15/12	2,230		2,486,450
Playtex Products Inc.	Caa1	9.375	6/1/11	3,950	(g)	4,137,625
Propex Fabrics, Inc., Gtd. Notes	Caa1	10.00	12/1/12	915		816,638
Service Corp. Int’l.,
Notes	Ba3	6.50	3/15/08	4,385		4,428,849
Sr. Notes, 144A	Ba3	7.00	6/15/17	2,000		1,985,000
Simmons Bedding Co., Sr. Sub. Notes	Caa1	7.875	1/15/14	2,850	(g)	2,636,250

						18,643,425

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Electric 8.6%
AES Corp.,
Sec’d. Notes, 144A	Ba3	8.75	5/15/13	$935		$1,017,981
Sr. Notes	B1	9.50	6/1/09	6,635	(g)	7,165,800
Sr. Notes	B1	9.375	9/15/10	9,475	(g)	10,351,437
AES Eastern Energy LP, Certs., Ser. A	Ba1	9.00	1/2/17	5,870		6,633,470
Aquila, Inc., Sr. Notes	B2	9.95	2/1/11	3,418	(g)	3,768,345
Beaver Valley II Funding Corp., Deb.	Baa3	9.00	6/1/17	6,900		7,914,783
CMS Energy Corp.,
Sr. Notes	B1	9.875	10/15/07	1,250		1,337,500
Sr. Notes	B1	7.50	1/15/09	5,625	(g)	5,793,750
Sr. Notes	B1	8.50	4/15/11	4,060	(g)	4,420,325
Dynegy Holdings, Inc.,
Sec’d. Notes, 144A	B1	9.875	7/15/10	1,395		1,529,269
Sec’d. Notes, 144A	B1	10.125	7/15/13	8,025		9,068,249
Sr. Notes	B2	6.875	4/1/11	1,895	(g)	1,866,575
Edison Mission Energy,
Sr. Notes	B1	7.73	6/15/09	8,285		8,554,262
Sr. Notes	B1	9.875	4/15/11	1,250		1,457,813
Empresa Nacional de Electricidad SA (Chile), Notes	Ba1	8.625	8/1/15	5,650	(g)(j)	6,616,020
Homer City Funding LLC, Gtd. Notes	Ba2	8.137	10/1/19	1,880		2,068,000
Midland Funding II Corp., Deb. (cost $12,856,913; purchased 9/7/00)	B3	13.25	7/23/06	4,352	(l)	4,507,725
Midwest Generation LLC,
Certs., Ser. A (cost $4,996,813; purchased 11/20/03)	B1	8.30	7/2/09	4,855	(l)	5,061,338
Certs., Ser. B	B1	8.56	1/2/16	790		859,163
Sec’d. Notes	B1	8.75	5/1/34	3,025		3,331,281
Mirant Corp., Sr. Notes, 144A	NR	7.40	7/15/04	2,600	(e)	3,224,000
Mirant North America LLC, Sr. Notes, 144A	B1	7.375	12/31/13	1,500	(g)	1,516,875
Mission Energy Holding Co., Sec’d. Notes	B2	13.50	7/15/08	2,890		3,352,400
Nevada Power Co., Gen. & Ref. Mtg. Bkd., Ser. A	Ba1	8.25	6/1/11	2,465		2,729,988

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	17

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

NRG Energy, Inc., Sec’d Notes, 144A	B1	8.00	12/15/13	$7,671		$8,553,164
Orion Power Holdings, Inc., Sr. Notes	B2	12.00	5/1/10	6,235		7,045,550
Reliant Energy Mid-Atlantic, Inc., Certs., Ser. C	B1	9.681	7/2/26	3,600		3,805,617
Reliant Resources, Inc., Sec’d. Notes	B1	9.50	7/15/13	5,275	(g)	5,288,188
Sierra Pacific Power Co., Ser. A	Ba1	8.00	6/1/08	2,040		2,131,800
Sierra Pacific Resources, Sr. Notes	B1	8.625	3/15/14	2,165		2,342,506
Teco Energy, Inc., Sr. Notes	Ba2	7.50	6/15/10	1,000	(g)	1,065,000
Texas Genco Holdings Bank Loan (cost $1,961,651; purchased 12/8/04)	Ba2	4.60	12/14/11	1,946	(l)	1,949,676
Texas Genco Holdings Bank Loan (cost $ 810,247; purchased 12/8/04)	Ba2	6.501	12/14/11	804	(l)	805,301
UtiliCorp Finance Corp., Sr. Notes (Canada)	B2	7.75	6/15/11	2,375	(j)(g)	2,428,438
York Power Funding (Cayman Islands), Sr. Sec’d. Notes, 144A (cost $1,963,363; purchased 7/31/98)	D(a)	Zero	10/30/07	1,963	(b)(e)(f)(j)(l)	169,831

						139,731,420

Energy—Other 3.7%
Chesapeake Energy Corp.,
Sr. Notes	Ba2	7.00	8/15/14	2,650		2,742,750
Sr. Notes	Ba2	6.875	1/15/16	4,925		5,048,125
Sr. Notes	Ba2	6.25	1/15/18	684		670,320
Sr. Notes, 144A	Ba2	6.375	6/15/15	3,900		3,900,000
Compton Petroleum Corp.	B2	7.625	12/1/13	2,100		2,147,250
Encore Acquisition Co., Sr. Sub. Notes (cost $2,100,000; purchased 3/30/04)	B2	6.25	4/15/14	2,085	(l)	1,980,750
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	1,260		1,313,550

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Hanover Equipment Trust, Sec’d. Notes, Ser. B	B2	8.75	9/1/11	$6,990	(g)	$7,391,925
Houston Exploration Co., Sr. Sub. Notes	B2	7.00	6/15/13	2,350		2,256,000
Kerr-McGgee Corp.	Ba3	6.95	7/1/24	1,400		1,484,955
Magnum Hunter Resources, Inc., Sr. Notes	Ba3	9.60	3/15/12	460		499,100
Newfield Exploration Co., Sr. Sub. Notes, 144A	Ba3	6.625	9/1/14	4,560		4,639,800
Parker Drilling Co., Sr. Notes, 144A	B2	9.625	10/1/13	3,900	(g)	4,353,375
Pogo Producing Co., Sr. Notes, 144A	Ba3	6.875	10/1/17	2,675		2,608,125
Premcor Refining Group, Inc.,
Sr. Notes	Baa3	6.75	2/1/11	3,000	(g)	3,177,714
Sr. Notes	Baa3	9.50	2/1/13	6,550		7,300,944
Sr. Notes	Baa3	6.75	5/1/14	390		409,656
Pride International, Inc., Sr. Notes	Ba2	7.375	7/15/14	2,000		2,145,000
Vintage Petroleum, Inc.,
Sr. Notes	Ba3	8.25	5/1/12	2,960		3,174,600
Sr. Sub. Notes	B1	7.875	5/15/11	2,625		2,743,125

						59,987,064

Foods 2.2%
Agrilink Foods, Inc., Sr. Sub Notes (cost $1,450,379; purchased 10/13/99)	B3	11.875	11/1/08	1,558	(b)(l)	1,589,160
Ahold Finance USA, Inc. (Netherlands), Notes	Ba2	8.25	7/15/10	1,840	(j)	1,989,500
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	4,400		4,675,000
Delhaize America, Inc., Gtd. Notes	Ba1	8.125	4/15/11	4,325	(g)	4,714,540
Dole Food Co., Inc.,
Gtd. Notes	B2	7.25	6/15/10	555		538,350
Sr. Notes	B2	8.625	5/1/09	5,423		5,558,575
Dominos, Inc., Sr. Sub. Notes	B2	8.25	7/1/11	2,127		2,222,715
Iowa Select Farms LP, Sec’d. Notes, PIK, 144A (cost $457,887; purchased 9/9/04)	NR	6.50	12/1/12	668	(l)	333,990
National Beef Packing Co., Sr. Notes	B3	10.50	8/1/11	2,375		2,458,125

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	19

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75	2/1/12	$3,295		$3,076,706
Smithfield Foods, Inc.,
Sr. Notes	Ba2	8.00	10/15/09	405		427,275
Sr. Notes, 144A	Ba2	7.00	8/1/11	2,900		2,958,000
Sr. Notes	Ba2	7.75	5/15/13	3,750	(g)	3,965,625
Specialty Foods Acquisition Corp., Sr. Sec’d. Disc. Deb. 144A (cost $190,765; purchased 1/14/00)	NR	13.00	6/15/09	460	(d)(e)(f)(l)	5
Stater Brothers Holdings, Inc., Sr. Notes	B1	8.125	6/15/12	1,620		1,603,800

						36,111,366

Gaming 5.1%
Aztar Corp., Sr. Sub. Notes	Ba3	7.875	6/15/14	4,320	(g)	4,525,200
Boyd Gaming Corp., Sr. Sub. Notes	B1	8.75	4/15/12	2,800	(g)	3,003,000
Circus Circus Entertainment
Sr. Notes	Ba2	6.45	2/1/06	2,925	(g)	2,925,000
Sr. Notes	Ba2	9.50	8/1/08	3,050		3,305,438
Greektown Holdings LLC, Sr. Notes, 144A	B3	10.75	12/1/13	3,400		3,374,500
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B2	9.00	3/15/12	2,010		2,125,575
MGM Grand, Inc., Gtd. Notes	Ba3	9.75	6/1/07	10,300		10,853,625
MGM Mirage, Inc.,
Gtd. Notes	Ba2	6.00	10/1/09	12,020		11,944,874
Gtd. Notes	Ba2	6.625	7/15/15	500		498,750
Gtd. Notes, 144A	Ba2	6.625	7/15/15	3,100		3,092,250
Sr. Notes	Ba2	5.875	2/27/14	1,250		1,193,750
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	8.00	4/1/12	4,510	(g)	4,746,775
Park Place Entertainment Inc.,
Sr. Sub. Notes	Ba1	9.375	2/15/07	2,100		2,186,625
CCM Merger, Inc., Notes, 144A	B3	8.00	8/1/13	2,885	(g)	2,769,600
Penn National Gaming, Inc., Sr. Sub. Notes, 144A	B3	6.75	3/1/15	1,555		1,527,788
Station Casinos Inc.,
Sr. Notes	Ba2	6.00	4/1/12	4,500	(g)	4,488,750
Sr. Sub. Notes, 144A	Ba3	6.875	3/1/16	1,125		1,150,313

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Trump Entertainment Resorts, Inc., Sec’d. Notes	Caa1	8.50	6/1/15	$7,820	(g)	$7,624,500
Wynn Las Vegas LLC,144A	B2	6.625	12/1/14	10,900		10,600,250

						81,936,563

Health Care & Pharmaceutical 7.9%
Accellent Inc, Sr. Notes, 144A	Caa1	10.50	12/1/13	9,800		10,044,999
Alliance Imaging, Inc., Sr. Sub. Notes, 144A	B3	7.25	12/15/12	1,900	(g)	1,581,750
Concentra Operating Corp., Gtd. Notes	B3	9.50	8/15/10	4,175		4,321,125
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125	2/15/12	3,225		3,426,563
Elan Financial PLC (Ireland), Sr. Notes, 144A	B3	7.75	11/15/11	7,450	(j)	6,965,750
Fresenius Med. Care Capital Trust, Gtd. Notes	B1	7.875	6/15/11	110		117,150
HCA Inc.,
Deb.	Ba2	7.50	11/15/95	1,500		1,433,702
Notes	Ba2	8.85	1/1/07	4,632		4,776,667
Notes	Ba2	5.50	12/1/09	4,800		4,740,653
Notes	Ba2	8.70	2/10/10	2,650		2,886,526
Notes	Ba2	8.75	9/1/10	3,300		3,649,790
Notes	Ba2	9.00	12/15/14	5,500		6,435,110
Notes	Ba2	6.375	1/15/15	4,000	(g)	4,043,336
Notes	Ba2	7.69	6/15/25	3,290	(g)	3,416,372
HEALTHSOUTH Corp.,
Notes	NR	7.625	6/1/12	90		91,350
Sr. Notes	NR	8.50	2/1/08	4,600	(g)	4,634,500
Iasis Healthcare Capital Corp. LLC, Sr. Sub. Notes	B3	8.75	6/15/14	2,550		2,677,500
Inverness Medical Innovations, Inc., Sr. Sub. Notes	Caa3	8.75	2/15/12	3,475		3,527,125
Medco Health Solutions, Inc., Sr. Notes	Ba1	7.25	8/15/13	3,370		3,701,999
MedQuest, Inc., Gtd. Notes	Caa1	11.875	8/15/12	4,385		4,231,525
Omega Healthcare Investors, Inc., Notes	B1	6.95	8/1/07	3,325		3,420,594
Omnicare Inc.,
Notes	Ba3	6.875	12/15/15	5,500		5,582,500
Sr. Sub. Notes	Ba3	6.125	6/1/13	650		638,625

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	21

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Select Medical Corp., Sr. Sub. Notes, 144A	B3	7.625	2/1/15	$1,425		$1,371,563
Senior Housing Trust, Sr. Notes	Ba2	8.625	1/15/12	3,675		4,024,125
Skilled Healthcare Group Inc., Sr. Notes, 144A	Caa1	11.00	1/15/14	4,750		4,797,500
Tenet Healthcare Corp., Sr. Notes, 144A	B3	9.25	2/1/15	3,320	(g)	3,295,100
Vanguard Health Holdings Co. II LLC, Sr. Sub. Notes, 144A	Caa1	9.00	10/1/14	6,400		6,800,000
Ventas Realty LP,
Sr. Notes	Ba2	8.75	5/1/09	4,000		4,320,000
Sr. Notes	Ba2	9.00	5/1/12	5,950		6,783,000
Warner Chilcott Corp., Sr. Sub. Notes, 144A	Caa1	8.75	2/1/15	11,185		10,290,199

						128,026,698

Lodging & Leisure 4.1%
Felcor Lodging LP,
Gtd. Notes	B1	9.00	6/1/11	4,825	(g)	5,283,375
Sr. Notes	B1	8.83(k)	6/1/11	1,765	(g)	1,835,600
Felcor Suites LP, Gtd. Notes	B1	7.625	10/1/07	3,425		3,502,063
Gaylord Entertainment Co., Sr. Notes	B3	8.00	11/15/13	2,175		2,278,313
HMH Properties, Inc., Gtd. Notes, Ser. B	Ba2	7.875	8/1/08	869		878,776
Host Marriott LP,
Ser. M,	Ba2	7.00	8/15/12	6,500	(g)	6,662,500
Gtd. Notes, Ser. 1	Ba2	9.50	1/15/07	7,775	(g)	8,047,124
Sr. Notes	Ba2	7.125	11/1/13	5,510	(g)	5,730,400
La Quinta Properties, Inc.,
Sr. Notes	Ba2	8.875	3/15/11	5,950		6,463,188
Sr. Notes	Ba2	7.00	8/15/12	225		243,563
La Quinta Corp., Notes	Ba2	7.00	8/15/07	1,150		1,185,938
Royal Caribbean Cruises Ltd. (Liberia),
Deb.	Ba1	7.50	10/15/27	875	(j)	937,344
Sr. Notes	Ba1	6.875	12/1/13	7,590	(j)	8,038,872
Sr. Notes	Ba1	8.75	02/2/11	850	(j)	960,500
Starwood Hotels & Resorts Worldwide, Inc.,
Deb.	Ba1	7.375	11/15/15	3,615		3,922,275

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gtd. Notes	Ba1	7.375	5/1/07	$10,500		$10,709,999
Gtd. Notes	Ba1	7.875	5/1/12	390		429,975

						67,109,805

Media & Entertainment 6.6%
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00	3/1/14	4,075	(g)	3,687,875
Cinemark Inc., Sr. Sub. Notes	B3	9.00	2/1/13	1,150	(g)	1,216,125
Dex Media East LLC, Gtd. Notes	B1	12.125	11/15/12	10,690		12,507,299
Dex Media, Inc., Notes	B3	8.00	11/15/13	2,645		2,697,900
Dex Media West LLC, Sr. Sub. Notes	B2	9.875	8/15/13	7,375		8,186,250
DirecTv Holdings LLC	Ba2	6.375	6/15/15	3,084		3,014,610
Echostar DBS Corp.,
Sr. Notes	Ba3	9.125	1/15/09	1,697		1,775,486
Sr. Notes, 144A	Ba3	6.625	10/1/14	1,600		1,534,000
Gray Television, Inc., Sr. Sub. Notes	Ba3	9.25	12/15/11	6,395	(g)	6,826,663
Intelsat Bermuda Ltd. (Bermuda), Sr. Notes, 144A	B2	8.25	1/15/13	8,675	(j)	8,761,750
Intrawest Corp. (Canada), Sr. Notes, 144A	B1	7.50	10/15/13	4,475	(j)	4,530,938
Loews Cineplex Entertainment Corp.	B3	9.00	08/1/14	2,150		2,171,500
Medianews Group, Inc.,
Sr. Sub. Notes	B2	6.875	10/1/13	3,825		3,657,656
Sr. Sub. Notes, 144A	B2	6.375	4/1/14	3,175		2,928,938
Morris Publishing Group LLC, Sr. Sub. Notes	B1	7.00	8/1/13	1,460		1,377,875
New Skies Satellites NV (Netherlands), Bank Loan (cost $584,196; purchased 11/01/04)	B1	7.582	4/26/11	584	(l)(j)	586,873
New Skies Satellites NV (Netherlands),
Sr. Notes 144A	B3	9.57(k)	11/1/11	1,725	(j)	1,794,000
Sr. Sub. Notes, 144A	Caa1	9.125	11/1/12	1,900	(g)(j)	2,030,625
Quebecor Media, Inc. (Canada),
Sr. Disc. Notes, Zero Coupon (until 07/15/06)	B2	13.75(m)	7/15/11	14,180	(j)	14,658,574
Sr. Notes	B2	11.125	7/15/11	1,000	(j)	1,082,500

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	23

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Rainbow National Services LLC, Sr. Notes, 144A	B3	10.375	9/1/14	$325		$364,000
RH Donnelley Finance Corp. I, Sr. Sub. Notes	B2	10.875	12/15/12	5,675		6,398,563
Sinclair Broadcast Group, Inc., Sr. Sub. Notes	B2	8.75	12/15/11	3,490		3,673,225
Six Flags, Inc., Sr. Notes	Caa1	9.625	6/1/14	2,020		1,964,450
Vail Resorts, Inc., Sr. Sub. Notes	B2	6.75	2/15/14	3,150		3,150,000
Vertis, Inc.,
Gtd. Notes, Ser. B	Caa1	10.875	6/15/09	1,090	(g)	1,073,650
Sec’d. Notes	B3	9.75	4/1/09	5,035		5,217,519

						106,868,844

Metals 3.1%
AK Steel Corp.,
Gtd. Notes	B1	7.875	2/15/09	535	(g)	508,250
Gtd. Notes	B1	7.75	6/15/12	2,600		2,346,500
Arch Western Finance LLC, Sr. Notes	Ba3	6.75	7/1/13	4,145		4,222,719
Century Aluminum Co., Sr. Notes	B1	7.50	8/15/14	5,030	(g)	4,954,550
Chaparral Steel Co., Sr. Unsec’d. Notes, 144A	B1	10.00	7/15/13	2,950	(g)	3,178,625
CSN Islands VII Corp. (Cayman Islands), Gtd. Notes, 144A (cost $1,983,413; purchased 9/5/03)	BB(a)	10.75	9/12/08	1,990	(j)(l)	2,201,438
Gerdau AmeriSteel Corp. (Canada), Sr. Notes	Ba3	10.375	7/15/11	2,500	(g)(j)	2,756,250
Ispat Inland ULC (Canada), Sec’d. Notes	Ba1	9.75	4/1/14	3,555	(j)	4,026,038
Metals USA Inc., Sr. Notes, 144A	B3	11.125	12/1/15	3,400		3,485,000
Novelis, Inc., Sr. Notes, 144A	B1	7.50	2/15/15	6,970		6,499,524
Oregon Steel Mills, Inc., Gtd. Notes	Ba3	10.00	7/15/09	7,575	(g)	8,105,249
Peabody Energy Corp., Sr. Notes	Ba3	5.875	4/15/16	1,600	(g)	1,558,000
Russel Metals, Inc. (Canada), Sr. Notes	Ba3	6.375	3/1/14	1,000	(j)	970,000
Ryerson Tull, Inc., Sr. Notes	B2	8.25	12/15/11	2,495	(g)	2,426,388
United States Steel LLC Sr. Notes, Ser. B	Ba2	10.75	8/1/08	1,700		1,878,500
Wise Metals Group LLC, Sec’d. Notes	Caa1	10.25	5/15/12	1,000		760,000

						49,877,031

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Non Captive Finance 0.7%
Galaxy Entertainment Financial Co., Ltd.	B1	9.875	12/15/12	$3,000	(g)	$3,045,000
Residential Capital Corp.	Baa3	6.375	6/30/10	4,550		4,623,323
Stripes Acquisition LLC/ Susser Finance Corp. Sr. Notes, 144A	B2	10.625	12/15/13	3,775		3,831,625

						11,499,948

Packaging 3.0%
Berry Plastics Corp., Gtd. Notes	B3	10.75	7/15/12	6,395		6,874,625
Crown Americas LLC, Sr. Notes, 144A	B1	7.625	11/15/13	5,550		5,758,125
Graham Packaging Co., Inc.
Sr. Notes, 144A	Caa1	8.50	10/15/12	2,875	(g)	2,831,875
Sr. Sub. Notes, 144A	Caa2	9.875	10/15/14	4,575	(g)	4,460,625
Greif Brothers Corp., Sr. Sub. Notes	B1	8.875	8/1/12	10,000		10,650,000
Owens-Brockway Glass Container,
Gtd. Notes	B1	7.75	5/15/11	4,160	(g)	4,342,000
Sec’d. Notes	B1	8.75	11/15/12	9,355		10,056,625
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	3,300		3,283,500

						48,257,375

Paper 2.8%
Abitibi-Consolidated, Inc. (Canada),
Debs.	B1	8.85	8/1/30	2,200	(g)(j)	1,881,000
Notes	B1	5.25	6/20/08	2,300	(g)(j)	2,185,000
Notes	B1	6.00	6/20/13	1,435	(g)(j)	1,216,163
Sr. Notes	B1	8.375	4/1/15	3,550	(g)(j)	3,399,125
Ainsworth Lumber Co., Ltd. (Canada),
Sr. Notes, 144A	B2	6.75	3/15/14	3,675	(j)	3,151,313
Sr. Notes	B2	8.28(k)	10/1/10	1,500	(j)	1,462,500
Sr. Notes, 144A	B2	7.25	10/1/12	820	(j)	738,000
Caraustar Industries, Inc., Sr. Sub. Notes	Caa1	9.875	4/1/11	2,825	(g)	2,881,500
Cascades, Inc. (Canada), Sr. Notes	Ba3	7.25	2/15/13	5,200	(j)	4,732,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	25

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Cellu Tissue Holdings, Inc., Sec’d. Notes	B2	9.75	3/15/10	$5,000		$4,949,999
Domtar Inc, Sr. Notes	B1	7.875	10/15/11	740		680,800
Georgia-Pacific Corp.,
Deb.	Ba2	7.375	12/1/25	1,500		1,350,000
Notes (cost $1,674,000; purchased 5/13/04)	Ba2	7.50	5/15/06	1,600	(l)	1,610,000
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50	6/1/13	4,375	(g)	4,025,000
Millar Western Forest Products Ltd. (Canada), Sr. Notes	B2	7.75	11/15/13	3,675	(j)	2,737,875
Norampac, Inc. (Canada), Sr. Notes	Ba2	6.75	6/1/13	1,500	(j)	1,447,500
Norske Skog Canada (Canada), Sr. Notes	B1	8.625	6/15/11	1,000	(j)	955,000
Smurfit-Stone Container Corp., Sr. Notes	B2	8.375	7/1/12	3,330	(g)	3,221,775
Tembec Industries, Inc. (Canada), Gtd. Notes	B3	7.75	3/15/12	4,755	(j)	2,543,925

						45,168,475

Pipelines & Others 3.7%
El Paso Corp., Sr. Notes	Caa1	7.00	5/15/11	13,210		13,110,925
El Paso Production Holding Co., Sr. Notes	B3	7.75	6/1/13	6,875	(g)	7,132,813
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75	5/1/14	750		708,750
Pacific Energy Partners LP, Sr. Notes	Ba2	7.125	6/15/14	2,700		2,781,000
Tennessee Gas Pipeline Co.,
Deb.	B1	7.00	10/15/28	3,200		3,154,416
Deb.	B1	7.625	4/1/37	8,615	(g)	9,070,716
Deb. (cost $3,852,487; Purchased 12/2/02)	B1	7.00	3/15/27	4,355	(g)(l)	4,430,755
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125	6/1/10	1,890		1,856,925
Williams Cos., Inc.,
Notes	B1	7.125	9/1/11	10,275	(g)	10,673,156
Notes	B1	8.125	3/15/12	6,110	(g)	6,659,900

						59,579,356

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Retailers 1.8%
Asbury Automotive Group, Inc., Sr. Sub. Notes, 144A	B3	8.00	3/15/14	$2,800	(g)	$2,674,000
GSC Holdings,
Gtd. Notes, 144A	Ba3	7.875	10/1/11	1,150	(g)	1,138,500
Gtd. Notes, 144A	Ba3	8.00	10/1/12	2,440	(g)	2,293,600
JC Penney Co., Inc.,
Deb.	Ba1	6.875	10/15/15	250		270,667
Deb.	Ba1	7.40	4/1/37	585		653,570
Notes	Ba1	8.00	3/1/10	3,650		3,997,652
Notes	Ba1	9.00	8/1/12	425		500,040
Neiman Marcus Group, Sr. Sub Notes, 144A	B3	10.375	10/1/15	3,000	(g)	3,048,750
Pantry, Inc., Sr. Sub. Notes	B3	7.75	2/15/14	3,985	(g)	3,985,000
Rite Aid Corp.,
Sec’d. Notes	B2	8.125	5/1/10	5,420		5,514,849
Sec’d. Notes	B2	7.50	1/15/15	2,675	(g)	2,527,875
Sonic Automotive, Inc., Sr. Sub. Notes	B2	8.625	8/15/13	1,935		1,872,113

						28,476,616

Technology 5.2%
Amkor Technology, Inc., Sr. Notes	Caa1	7.125	3/15/11	1,475	(g)	1,298,000
Ampex Corp., Sec’d. Notes, PIK (cost $39,304; purchased 7/15/98)	NR	12.00	8/15/08	127	(b)(e)(l)	31,848
Avago Technologies Finance Pte (Singapore),
Sr. Sub. Notes, 144A	Caa2	11.875	12/1/15	4,800	(g)(j)	4,836,000
Sr. Notes, 144A	B3	10.125	12/1/13	5,000	(g)(j)	5,137,500
Flextronics Int’l, Ltd. (Singapore),
Sr. Sub. Notes, 144A	Ba2	6.25	11/15/14	4,300	(j)	4,240,875
Sr. Sub. Notes	Ba2	6.50	5/15/13	5,070	(g)(j)	5,152,388
Freescale Semiconductor, Inc., Sr. Notes	Ba1	7.125	7/15/14	5,560	(g)	5,921,400
Iron Mountain, Inc.,
Sr. Sub. Notes	Caa1	8.625	4/1/13	6,075		6,333,188
Nortel Networks Corp. (Canada)	B3	4.25	9/1/08	3,070	(g)(j)	2,878,125
Nortel Networks, Ltd. (Canada), Notes	B3	6.125	2/15/06	2,720	(g)(j)	2,720,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	27

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Sanmina-SCI Corp.,
Gtd. Notes	Ba2	10.375	1/15/10	$7,290		$8,055,450
Sr. Sub. Notes, 144A	B1	6.75	3/1/13	1,210	(g)	1,151,013
Seagate Technology Int’l., Gtd. Notes,	Ba2	8.00	5/15/09	8,650		9,082,500
STATS ChipPAC Ltd., Sr. Notes, 144A	Ba2	6.75	11/15/11	1,670		1,611,550
Sungard Data Systems, Inc.,
Notes, 144A	B3	8.52(k)	8/15/13	1,750		1,811,250
Notes, 144A	Caa1	10.25	8/15/15	16,690	(g)	16,689,999
Sr. Unsec. Notes, 144A	B3	9.125	8/15/13	2,000		2,070,000
UGS Corp., Sr. Sub. Notes, 144A	B3	10.00	6/1/12	2,000		2,180,000
Unisys Corp., Sr. Notes	Ba3	8.00	10/15/12	3,090	(g)	2,858,250
Xerox Corp., Sr. Notes	Ba2	6.875	8/15/11	200	(d)(g)	207,000

						84,266,336

Telecommunications 5.1%
Alamosa Inc.,
Sr. Notes	Caa1	11.00	7/31/10	3,663		4,130,033
Sr. Notes	Caa1	8.50	1/31/12	2,125		2,297,656
AT&T Corp.,
Sr. Notes	A2	9.05	11/15/11	2,909		3,219,754
Sr. Notes	A2	9.75	11/15/31	2,100	(g)	2,637,860
Bestel SA de CV (Mexico), Sr. Disc. Notes (cost $4,594,620; purchased 5/13/98-7/9/98)	NR	12.75	5/15/05	4,850	(b)(e)(j)(l)	824,500
Centennial Communications Corp., Sr. Notes	B3	8.125	2/1/14	1,775		1,801,625
Cincinnati Bell, Inc.,
Gtd. Notes	B1	7.25	7/15/13	1,025	(g)	1,066,000
Sr. Sub Notes	B3	8.375	1/15/14	1,430	(g)	1,406,763
Citizens Communications Co.,
Notes	Ba3	9.25	5/15/11	3,685		4,062,713
Sr. Notes	Ba3	6.25	1/15/13	5,085	(g)	4,919,738
Dobson Cellular Systems, Inc.,
Sec’d. Notes, 144A	B2	8.375	11/1/11	1,925		2,042,906
Sec’d. Notes, 144A	B2	9.00(k)	11/1/11	2,175		2,262,000

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Dobson Communications Co., Sr. Notes, 144A	Caa2	8.40	10/15/12	$945	(g)	$940,275
Eircom Funding (Ireland), Gtd. Notes	B1	8.25	8/15/13	2,380	(j)	2,546,600
Hawaiian Telcom Communications, Inc.,
Sr. Notes, 144A	B3	9.95(k)	5/1/13	1,650		1,592,250
Sr. Notes, 144A	B3	9.75	5/1/13	1,700	(g)	1,661,750
Sr. Sub. Notes, 144A	Caa1	12.50	5/1/15	1,200		1,122,000
MCI, Inc.,
Sr. Notes, 144A	Ba3	7.688	5/1/09	4,299		4,438,718
Sr. Notes	Ba3	8.735	5/1/14	925		1,023,281
Qwest Communications Int’l., Inc., Sr. Notes, 144A	B2	7.50	2/15/14	6,700	(g)	6,884,249
Qwest Corp.,
Sr. Notes, 144A	Ba3	7.875	9/1/11	3,650	(g)	3,932,875
Sr. Notes, 144A	Ba3	7.625	6/15/15	6,525	(g)	6,981,749
Rogers Wireless Communications, Inc. (Canada),
Sr. Sec’d. Notes	Ba3	9.625	5/1/11	5,100	(j)	5,865,000
Sr. Sec’d. Notes	Ba3	6.375	3/1/14	1,200	(j)	1,203,000
Sr. Sub. Notes, 144A	B2	8.00	12/15/12	225	(g)(j)	238,219
Rural Cellular Corp., Sr. Sub. Notes, 144A	Caa2	10.04	11/1/12	2,500	(g)	2,518,750
SBA Communications Corp., Sr. Notes	Caa1	8.50	12/1/12	814		903,540
Suncom Wireless Holdings Inc., Sr. Notes	Caa1	8.50	6/1/13	2,140		1,990,200
Ubiquitel Operating Co., Sr. Notes	Caa1	9.875	3/1/11	5,525		6,118,938
US Unwired, Inc., Sr. Sec’d. Notes, Ser. B	B2	8.74(k)	6/15/10	1,850		1,900,875

						82,533,817

Tobacco 0.1%
RJ Reynolds Tobacco Holdings, Inc.,
Notes, 144A	Ba2	6.50	7/15/10	250		248,750
Notes, 144A	Ba2	7.30	7/15/15	2,000	(g)	2,040,000

						2,288,750

Total corporate bonds						1,478,602,298

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	29

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

SOVEREIGN BONDS 1.5%
Gazprom Oao (Russia), Sr. Notes, 144A	NR	10.50	10/21/09	$2,080	(j)	$2,408,224
Republic of Argentina, Bonds	B3	3.00	4/30/13	6,815	(j)	5,488,801
Republic of Brazil, Notes	Ba3	8.75	2/4/25	3,650	(j)	4,033,250
Republic of Colombia, Notes	Ba2	10.00	1/23/12	4,531	(g)(j)	5,391,890
Republic of Philippines, Notes	B1	9.375	1/18/17	6,260	(j)	7,167,700

Total sovereign bonds						24,489,865

	Shares

COMMON STOCKS 1.4%
Classic Communications, Inc., 144A (cost $0; purchased 5/3/99)	3,000	(c)(f)(l)	30
Color Spot Nurseries, Inc., (cost $5,070,366; purchased 12/30/03)	57,197	(c)(f)(l)	228,788
Firearms Training Systems, Inc.	122,000	(c)	119,560
IMPSAT Fiber Networks, Inc.	118,952	(c)	821,958
Kaiser Group Holdings, Inc.	10,148	(c)(d)	395,772
Liberty Global, Inc., Cl. A	76,333	(c)	1,618,276
Liberty Global, Inc., Cl. C	76,334	(c)	1,717,493
Link Energy LLC, (cost $227,080; purchased 3/1/03)	20,001	(c)(l)	400
NTL, Inc.	12,881	(c)(g)	876,938
Peachtree Cable Assoc. Ltd., (cost $314,921; purchased 12/10/86)	31,559	(b)(c)(f)(l)	59,708
Premium Standard Farms, Inc.	745,838	(c)	11,157,737
Specialty Foods Acquisiton Corp., 144A (cost $0; purchased 1/7/00)	25	(c)(d)(f)(l)	0
Sprint Nextel Corp.	63,375	(c)	1,480,442
Sterling Chemicals, Inc.	159	(c)(d)	1,829
Telus Corp.	108,785	(c)	4,379,684
TRISM Inc., (cost $0; purchased 3/7/00)	27,543	(b)(c)(d)(l)	28
Walter Industries, Inc.	4,274		212,503
York Research Corp., (cost $0; purchased 12/30/02)	15,105	(c)(l)	15

Total common stocks			23,071,161

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description	Shares		Value (Note 1)
PREFERRED STOCKS 0.9%

Building Materials & Construction
New Millenium Homes LLC, Ser. A (cost $0; purchased 5/27/98)	2,000	(b)(d)(e)(f)(l)	$20

Cable
Adelphia Communications Corp., (cost $1,860,000; purchased 8/8/01)	20,000	(e)(l)	5,000
PTV, Inc., Ser. A. 10.00%	9	(e)	19

			5,019

Capital Goods
Eagle-Picher Holdings, Inc., 11.75% (cost $8,699,886; purchased 2/19/98)	1,530	(b)(e)(l)	153,000

Foods
AmeriKing, Inc., 13.00% (cost $13,414; purchased 9/2/99)	1,619	(e)(l)	2

Media & Entertainment 0.7%
Paxson Communications Corp., 14.25%	1,179		10,248,599

Technology 0.2%
Xerox Corp., 6.25%	28,520	(d)	3,490,848

Telecommunications
McLeodUSA, Inc., Ser. A, 2.50%	78,235	(d)(e)	4,694
World Access, Inc., 13.25% (cost $6,500,000; purchased 4/7/98)	4,662	(b)(e)(f)(l)	12

			4,706

Total preferred stocks			13,902,194

Dryden High Yield Fund, Inc.	31

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Expiration Date	Warrants		Value (Note 1)

WARRANTS(c)
Aladdin Gaming, (cost $0; purchased 2/18/98)	3/1/10	30,000	(b)(l)	$30
Allegiance Telecom, Inc., (cost $0; purchased 1/29/98)	2/3/08	14,200	(b)(l)	14
GT Group Telecom, Inc. (Canada), 144A (cost $0; purchased 1/27/00)	2/1/10	8,610	(b)(d)(j)(l)	9
IHF Holdings, Inc., (cost $4,375; purchased 9/30/99)	9/27/09	4,375	(l)	44
McLeodUSA, Inc., (cost $0; purchased 7/15/97)	4/16/07	173,364	(d)(l)	1,023
Price Communications Corp., (cost $0; purchased 7/31/97)	8/1/07	17,200	(b)(l)	703,652
Republic of Argentina Bond (cost $494; purchased 12/2/05)	12/15/35	10,000	(d)(l)	574
Sterling Chemical, Inc., (cost $0; purchased 8/16/96)	8/15/08	5,450	(d)(l)	5
TVN Entertainment, (cost $5,615,000; purchased 10/21/04)	1/1/49	46,241	(b)(l)	26,820
Verado Holdings Inc., (cost $0; purchased 4/6/98)	4/15/08	4,075	(l)	2,738
Versatel Telecom Int’l. NV (Netherlands), (cost $0; purchased 5/21/98)	5/15/08	10,000	(j)(l)	10
Viasystems Group, Inc., (cost $3,297,246; purchased 11/17/97)	1/10/31	166,335	(f)(l)	17
XM Satellite Radio, Inc., 144A (cost $3; purchased 3/10/00)	3/15/10	345	(l)	0

Total warrants				734,936

Total long-term investments (cost $1,598,932,947)				1,558,128,238

		Shares
SHORT-TERM INVESTMENTS 23.3%
MUTUAL FUNDS
Dryden Core Investment Fund- Dryden Short-Term Core Bond Series(i)		2,016,702		20,165,409

See Notes to Financial Statements.

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Description	Shares	Value (Note 1)
Dryden Core Investment Fund - Taxable Money Market Series (includes $339,354,723 of cash collateral received for securities on loan)(h)(i)	357,279,751	$357,279,751

Total short-term investments (cost $377,446,773)		377,445,160

Total Investments 119.5% (cost $1,976,379,720; Note 5)		1,935,573,398
Liabilities in excess of other assets(n) (19.5)%		(316,081,948)

Net Assets 100.0%		$1,619,491,450

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LLC—Limited Liability Company.

LP—Limited Partnership.

PIK—Payment-in-kind.

NR—Not Rated by Moody’s or Standard & Poor’s.

(a)	Standard & Poor’s rating.
(b)	Indicates a restricted security.
(c)	Non-income producing security.
(d)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e)	Represents issuer in default on interest payments; non-income producing security.
(f)	Fair valued security.
(g)	All or portion of security is on loan. The aggregate market value of such securities is $330,470,356; cash collateral of $339,354,723 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(h)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)	Pudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series and the Dryden Core Investment Fund - Dryden Short-Term Core Bond Series.
(j)	US$ denominated foreign bonds.
(k)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at December 31, 2005.
(l)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $129,423,018. The aggregate value of $57,568,088 represents 3.55% of net assets.
(m)	The rate shown reflects the coupon rate after the step date.
(n)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on foreign currency contracts and credit default swap agreements:

Forward foreign currency contract outstanding at December 31, 2005:

Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Euro Currency, Expiring 1/24/2006	$839,752	$841,208	$1,456

Dryden High Yield Fund, Inc.	33

Portfolio of Investments

as of December 31, 2005 Cont’d.

Credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Depreciation
Morgan Stanley Capital Services, Inc. (1)	9/20/10	$2,500	4.20%	Lear Corporation 8.11%. 5/15/09	$(215,970)

(1)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

The industry classification of portfolio holdings and liabilities in excess of assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Funds (including 21.0% of collateral received for securities on loan)	23.3%
Electric	8.6
Health Care & Pharmaceutical	7.9
Media & Entertainment	7.3
Chemicals	6.6
Automotive	6.3
Capital Goods	5.2
Technology	5.4
Telecommunications	5.1
Gaming	5.1
Lodging & Leisure	4.1
Energy-Other	3.7
Pipelines & Other	3.7
Cable	3.1
Metals	3.1
Packaging	3.0
Paper	2.8
Foods	2.2
Aerospace/Defense	2.1
Retailers	1.8
Building Materials & Construction	1.7
Sovereign Bonds	1.5
Common Stocks	1.4
Consumer	1.2
Asset Backed Securities	1.1
Airlines	0.9
Non Captive Finance	0.7
Banking	0.5
Tobacco	0.1

119.5
Liabilities in excess of other assets	(19.5)

100.0%

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Financial Statements

DECEMBER 31, 2005	ANNUAL REPORT

Dryden High Yield Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments, at value, including securities on loan of $330,470,356:
Unaffiliated investments (cost $1,598,932,947)	$1,558,128,238
Affiliated investments (cost $377,446,773)	377,445,160
Foreign currency, at value (cost $811,681)	801,814
Dividends and interest receivable	31,178,829
Receivable for Fund shares sold	154,957
Prepaid expenses	66,255
Unrealized appreciation on forward currency contract	1,456

Total assets	1,967,776,709

Liabilities
Payable to broker for collateral for securities on loan	339,354,723
Payable for Fund shares reacquired	3,954,048
Dividends payable	1,334,585
Accrued expenses	674,148
Payable to custodian	699,579
Management fee payable	640,954
Distribution fee payable	491,762
Payable for investments purchased	419,175
Transfer agent fee payable	461,143
Unrealized depreciation on swap agreements	215,970
Deferred directors’ fees	39,172

Total liabilities	348,285,259

Net Assets	$1,619,491,450

Net assets were comprised of:
Common stock, at par	$2,859,505
Paid-in capital in excess of par	2,928,616,240

2,931,475,745
Undistributed net investment income	112,801
Accumulated net realized loss on investments and foreign currency transactions	(1,271,066,392)
Net unrealized depreciation on investments and foreign currencies	(41,030,704)

Net assets, December 31, 2005	$1,619,491,450

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($1,251,927,438 ÷ 220,979,186 shares of common stock issued and outstanding)	$5.67
Maximum sales charge (4.50% of offering price)	.27

Maximum offering price to public	$5.94

Class B
Net asset value, offering price and redemption price per share
($281,304,442 ÷ 49,738,441 shares of common stock issued and outstanding)	$5.66

Class C
Net asset value, offering price and redemption price per share
($62,126,712 ÷ 10,982,969 shares of common stock issued and outstanding)	$5.66

Class R
Net asset value, offering price and redemption price per share
($2,466 ÷ 435 shares of common stock issued and outstanding)	$5.67

Class Z
Net asset value, offering price and redemption price per share
($24,130,392 ÷ 4,249,485 shares of common stock issued and outstanding)	$5.68

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	37

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Unaffiliated interest	$135,740,066
Unaffiliated dividends (net of foreign withholding taxes of $2,796)	2,930,509
Affiliated dividend income	1,757,903
Affiliated income from securities loaned, net	728,557

Total income	141,157,035

Expenses
Management fee	8,139,315
Distribution fee—Class A	3,218,524
Distribution fee—Class B	2,853,376
Distribution fee—Class C	531,857
Distribution fee—Class R	7
Transfer agent’s fee and expenses (including affiliated expense of $1,952,000)	2,440,000
Custodian’s fees and expenses	400,000
Reports to shareholders	275,000
Registration fees	65,000
Insurance	61,000
Directors’ fees	58,000
Legal fees and expenses	27,000
Audit fee	23,000
Miscellaneous	26,597

Total expenses	18,118,676

Net investment income	123,038,359

Realized And Unrealized Gain (Loss) On Investments, Foreign Currency Transactions And Swaps
Net realized gain (loss) on:
Investment transactions	(11,750,912)
Foreign currency transactions	196,471
Swaps	26,542

(11,527,899)

Net change in unrealized appreciation (depreciation) on:
Investments	(64,900,209)
Foreign currencies	9,345
Swaps	(215,970)

(65,106,834)

Net loss on investments, foreign currency transactions and swaps	(76,634,733)

Net Increase In Net Assets Resulting From Operations	$46,403,626

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$123,038,359	$137,631,619
Net realized gain (loss) on investments and foreign currency transactions	(11,527,899)	25,184,460
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	(65,106,834)	20,342,163

Net increase in net assets resulting from operations	46,403,626	183,158,242

Dividends from net investment income (Note 1)
Class A	(95,762,363)	(96,111,579)
Class B	(26,303,722)	(37,049,411)
Class C	(4,909,702)	(6,004,591)
Class R	(105)	—
Class Z	(2,247,078)	(2,469,824)

	(129,222,970)	(141,635,405)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	179,013,491	133,355,723
Net asset value of shares issued in reinvestment of dividends	71,944,019	75,381,490
Cost of shares reacquired	(479,150,992)	(453,535,998)

Net decrease in net assets from Fund share transactions	(228,193,482)	(244,798,785)

Total decrease	(311,012,826)	(203,275,948)

Net Assets
Beginning of year	1,930,504,276	2,133,780,224

End of year(a)	$1,619,491,450	$1,930,504,276

(a) Includes undistributed net investment income of:	$112,801	$—

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	39

Notes to Financial Statements

Dryden High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund’s investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the

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Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from the security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swap Agreements: The Fund may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap.; The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller)

Dryden High Yield Fund, Inc.	41

Notes to Financial Statements

Cont’d

in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

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Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-ended exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reported on the Statement of Assets and Liabilities.

Dryden High Yield Fund, Inc.	43

Notes to Financial Statements

Cont’d

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income taxes purposes, it is Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of 1% of the Fund’s average daily net assets up to $250 million, .475% of 1% of the next $500 million, .45% of 1% of the next $750 million, .425% of 1% of the next $500 million, .40% of 1% of the next $500 million, .375% of 1% of the next $500 million and .35% of 1% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .46 of 1% for the year ended December 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .75 of 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended December 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $515,900 in front-end sales charges resulting from sales of Class A shares during the year ended

Dryden High Yield Fund, Inc.	45

Notes to Financial Statements

Cont’d

December 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2005, it received approximately $2,800, $550,000 and $10,000 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Taxable Money Market Series and the Dryden Short-Term Core Bond Series, separate portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. Taxable Money Market Series and the Dryden Short-Term Core Bond Series are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005 were $863,890,539 and $1,031,244,475, respectively.

As of December 31, 2005, the Fund has securities on loan with an aggregate market value of $330,470,356. The Fund received $339,354,723 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gains (losses) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investment. For the year ended December 31, 2005, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investments and foreign currency transactions by $6,811,744 due to foreign currency reclassification, the difference in the treatment of accreting market discount and premium amortization, swap income and paydowns between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended December 31, 2005 and December 31, 2004, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $129,222,970 and $141,635,405 of ordinary income, respectively.

As of December 31, 2005, distributable earnings on a tax basis of $593,227 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Depreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation of Investments
$1,984,753,519	$61,864,659	$111,044,780	$49,180,121	$(229,337)	$49,409,458

Dryden High Yield Fund, Inc.	47

Notes to Financial Statements

Cont’d

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and wash sales for book and tax purposes.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2005 of approximately $1,259,906,000, of which $137,467,000 expires in 2007, $312,066,000 expires in 2008, $369,236,000 expires in 2009, $386,017,000 expires in 2010 and $25,268,000 expires in 2013. The remaining amount resulted from when the Fund acquired a capital loss carryforward from the merger with Prudential High Yield Total Return Fund, Inc. in the amount of $29,852,000, of which $1,698,000 expires in 2006, $6,981,000 expires in 2007, $8,555,000 expires in 2008 and $12,618,000 expires in 2009, respectively. The future utilization of the acquired built-in losses from Prudential High Yield Total Return Fund, Inc. in the amount of $18,309,338, will be limited under Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $3,494,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. In addition, as of December 31, 2005, the Fund elected to treat post- October capital losses of approximately $3,223,000 incurred in the two month period ended December 31, 2005, as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z Shares. Class A shares are subject to a maximum front-end sales charge (FESC) of 4.5% and all investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are subject to a CDSC of 1% if sold within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors.

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The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock. Of the authorized shares of common stock of the Fund, 750 million shares are designated Class A common stock, 750 million shares are designated Class B common stock, 750 million shares are designated Class C common stock, 375 million shares are designated Class R common stock and 375 million shares are designated Class Z common stock. As of December 31, 2005, Class R shares were not available to the public and the outstanding shares were seeded and owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	25,831,549	$147,620,981
Shares issued in reinvestment of dividends	9,513,870	54,534,631
Shares reacquired	(60,031,009)	(344,380,128)

Net increase (decrease) in shares outstanding before conversion	(24,685,590)	(142,224,516)
Shares issued upon conversion from Class B	20,252,757	116,489,971

Net increase (decrease) in shares outstanding	(4,432,833)	$(25,734,545)

Year ended December 31, 2004:
Shares sold	12,360,634	$71,390,483
Shares issued in reinvestment of dividends	9,161,500	53,029,281
Shares reacquired	(46,786,778)	(270,679,919)

Net increase (decrease) in shares outstanding before conversion	(25,264,644)	(146,260,155)
Shares issued upon conversion from Class B	15,333,614	88,858,239

Net increase (decrease) in shares outstanding	(9,931,030)	$(57,401,916)

Dryden High Yield Fund, Inc.	49

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2005:
Shares sold	2,906,835	$16,977,800
Shares issued in reinvestment of dividends	2,183,749	12,509,546
Shares reacquired	(15,788,812)	(90,665,190)

Net increase (decrease) in shares outstanding before conversion	(10,698,228)	(61,177,844)
Shares reacquired upon conversion into Class A	(20,267,875)	(116,489,971)

Net increase (decrease) in shares outstanding	(30,966,103)	$(177,667,815)

Year ended December 31, 2004:
Shares sold	6,521,977	$37,767,874
Shares issued in reinvestment of dividends	2,968,726	17,149,203
Shares reacquired	(20,238,734)	(116,679,071)

Net increase (decrease) in shares outstanding before conversion	(10,748,031)	(61,761,994)
Shares reacquired upon conversion into Class A	(15,360,128)	(88,858,239)

Net increase (decrease) in shares outstanding	(26,108,159)	$(150,620,233)

Class C
Year ended December 31, 2005:
Shares sold	746,585	$4,311,636
Shares issued in reinvestment of dividends	474,202	2,715,167
Shares reacquired	(4,325,568)	(24,820,669)

Net increase (decrease) in shares outstanding	(3,104,781)	$(17,793,866)

Year ended December 31, 2004:
Shares sold	1,201,251	$6,943,109
Shares issued in reinvestment of dividends	557,285	3,220,067
Shares reacquired	(4,472,114)	(25,713,475)

Net increase (decrease) in shares outstanding	(2,713,578)	$(15,550,299)

Class R
Period ended December 31, 2005:*
Shares sold	435	$2,500
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	435	$2,500

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Class Z	Shares	Amount
Year ended December 31, 2005:
Shares sold	1,755,003	$10,100,574
Shares issued in reinvestment of dividends	380,085	2,184,675
Shares reacquired	(3,362,015)	(19,285,005)

Net increase (decrease) in shares outstanding	(1,226,927)	$(6,999,756)

Year ended December 31, 2004:
Shares sold	2,981,778	$17,254,257
Shares issued in reinvestment of dividends	341,370	1,982,939
Shares reacquired	(6,958,687)	(40,463,533)

Net increase (decrease) in shares outstanding	(3,635,539)	$(21,226,337)

* Commenced operations on June 6, 2005.

Dryden High Yield Fund, Inc.	51

This Page Intentionally Left Blank

Financial Highlights

DECEMBER 31, 2005	ANNUAL REPORT

Dryden High Yield Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.93

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.24)

Total from investment operations	.17

Less Dividends and Distributions
Dividends from net investment income	(.43)
Tax return of capital distributions	—

Total dividends and distributions	(.43)

Net asset value, end of year	$5.67

Total Return(b):	3.07%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,251,927
Average net assets (000)	$1,287,410
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.90%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	7.09%
For Classes A, B, C and Z shares:
Portfolio turnover rate	51%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2004	2003	2002	2001(a)

$5.80	$4.99	$5.57	$6.20

.41	.43	.47	.61
.14	.82	(.57)	(.61)

.55	1.25	(.10)	—

(.42)	(.44)	(.48)	(.61)
—	—	—	(.02)

(.42)	(.44)	(.48)	(.63)

$5.93	$5.80	$4.99	$5.57

9.93%	25.66%	(1.56)%	(.25)%

$1,336,703	$1,364,999	$1,160,389	$1,323,184
$1,318,334	$1,268,769	$1,206,048	$1,433,298

.89%	.90%	.90%	.88%
.64%	.65%	.65%	.63%
7.08%	7.93%	9.13%	10.14%

55%	68%	50%	77%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	55

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.92

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	(.24)

Total from investment operations	.14

Less Dividends and Distributions
Dividends from net investment income	(.40)
Tax return of capital distributions	—

Total dividends and distributions	(.40)

Net asset value, end of year	$5.66

Total Return(b):	2.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$281,304
Average net assets (000)	$380,450
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	6.57%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2004	2003	2002	2001(a)

$5.79	$4.98	$5.56	$6.19

.38	.40	.44	.58
.14	.82	(.57)	(.61)

.52	1.22	(.13)	(.03)

(.39)	(.41)	(.45)	(.58)
—	—	—	(.02)

(.39)	(.41)	(.45)	(.60)

$5.92	$5.79	$4.98	$5.56

9.39%	25.08%	(2.07)%	(.78)%

$477,841	$618,539	$610,615	$801,358
$545,044	$629,849	$720,123	$965,014

1.39%	1.40%	1.40%	1.38%
.64%	.65%	.65%	.63%
6.62%	7.44%	8.60%	9.66%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	57

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.92

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	(.24)

Total from investment operations	.14

Less Dividends and Distributions
Dividends from net investment income	(.40)
Tax return of capital distributions	—

Total dividends and distributions	(.40)

Net asset value, end of year	$5.66

Total Return(b):	2.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$62,127
Average net assets (000)	$70,914
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.40%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	6.57%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2004	2003	2002	2001(a)

$5.79	$4.98	$5.56	$6.19

.38	.40	.44	.58
.14	.82	(.57)	(.61)

.52	1.22	(.13)	(.03)

(.39)	(.41)	(.45)	(.58)
—	—	—	(.02)

(.39)	(.41)	(.45)	(.60)

$5.92	$5.79	$4.98	$5.56

9.39%	25.08%	(2.07)%	(.78)%

$83,412	$97,291	$72,213	$68,382
$88,295	$90,157	$72,506	$70,073

1.39%	1.40%	1.40%	1.38%
.64%	.65%	.65%	.63%
6.61%	7.42%	8.65%	9.66%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	59

Financial Highlights

Cont’d

	Class R
	June 6, 2005(a) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.75

Income from investment operations:
Net investment income	.23
Net realized and unrealized loss on investment transactions	(.06)

Total from investment operations	.17

Less Dividends and Distributions
Dividends from net investment income	(.25)

Total dividends and distributions	(.25)

Net asset value, end of period	$5.67

Total Return(b):	2.98%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2
Average net assets (000)	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.15	%(d)
Expenses, excluding distribution and service (12b-1) fees	.65	%(d)
Net investment income	6.75	%(d)

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	During the period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.94

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	(.24)

Total from investment operations	.19

Less Dividends and Distributions
Dividends from net investment income	(.45)
Tax return of capital distributions	—

Total dividends and distributions	(.45)

Net asset value, end of year	$5.68

Total Return(b):	3.32%
Ratios/Supplemental Data:
Net assets, end of year (000)	$24,130
Average net assets (000)	$29,298
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.65%
Expenses, excluding distribution and service (12b-1) fees	.65%
Net investment income	7.32%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2004	2003	2002	2001(a)

$5.81	$5.00	$5.58	$6.20

.42	.44	.48	.63
.15	.82	(.57)	(.60)

.57	1.26	(.09)	.03

(.44)	(.45)	(.49)	(.63)
—	—	—	(.02)

(.44)	(.45)	(.49)	(.65)

$5.94	$5.81	$5.00	$5.58

10.20%	25.94%	(1.30)%	.19%

$32,548	$52,951	$45,609	$42,252
$32,828	$56,046	$43,494	$42,557

.64%	.65%	.65%	.63%
.64%	.65%	.65%	.63%
7.32%	8.17%	9.41%	10.41%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	63

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

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Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2005) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended December 31, 2005, the Fund paid dividends for Class A, Class B, Class C, Class R and Class Z shares totaling $.43, $.40, $.40, $.25 and $.45 per share, of ordinary income, which is taxable as such, respectively.

Further, we wish to advise you that 2.23% of the ordinary income dividends paid in the fiscal year ended December 31, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 2.27% of the ordinary income dividends as qualified for the reduced rate tax under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 99.98% of the ordinary dividends as qualified interest income under The American Jobs Creation Act of 2004.

Dryden High Yield Fund, Inc.	65

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005 Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Formerly Chief Executive Officer (June 2000-July 2005) and President (since September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 85 portfolios in Fund complex and Chairman of the Board (since 2006)

Principal occupations (last 5 years): Management Consultant; Director (since 2001) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992). Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc., Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden High Yield Fund, Inc.	67

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

68	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisor or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden High Yield Fund, Inc.	69

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.57%	5.95%	5.01%	7.40%
Class B	–2.24	6.25	4.94	8.19
Class C	1.58	6.39	4.94	5.72
Class R	N/A	N/A	N/A	N/A
Class Z	3.32	7.24	N/A	5.46

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	3.07%	6.93%	5.50%	7.72%
Class B	2.54	6.39	4.94	8.19
Class C	2.54	6.39	4.94	5.72
Class R	N/A	N/A	N/A	N/A
Class Z	3.32	7.24	N/A	5.46

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Dryden High Yield Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Corporate High Yield Index (the Prior Index) and the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Prior Index and the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index are an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (junk) bonds have performed. The Indices total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise each Index may differ substantially from the securities in the Fund. These are not the only index that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden High Yield Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden High Yield Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden High Yield Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PBHAX	PBHYX	PRHCX	N/A	PHYZX
CUSIP	262438104	262438203	262438302	262438500	262438401

MF110E    IFS-A114987        Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $50,087 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden High Yield Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.